EXHIBIT 10.23

                                    AMENDMENT
                                       TO
                          REGISTRATION RIGHTS AGREEMENT

      This AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this "Amendment") is made and entered into effective as of December 31, 2005, by and among BIONOVO, INC., a Delaware corporation (formerly Lighten Up Enterprises International, Inc., a Nevada corporation) ("Pubco"), and the other parties signatory hereto.

                                    RECITALS

      A. The parties hereto previously have entered into that certain Registration Rights Agreement dated effective May 5, 2005, as amended by that certain Acknowledgment and Amendment (such Registration Rights Agreement as so amended, the "Original Agreement"), which Original Agreement provided for, among other things, the mandatory registration (as more fully described in the Original Agreement, the "Mandatory Registration") for resale of shares of common stock of Pubco and shares of Pubco common stock underlying warrants (as more fully described in the Original Agreement, the "Pubco Warrants") acquired by the Purchasers (as defined in the Original Agreement) as of May 5, 2005 and liquidated damages in the event such registration was not timely accomplished and maintained (as more fully described in the Original Agreement, the "Liquidated Damages");

      B. Pubco has registered such shares of Pubco common stock on a registration statement on Form SB-2 (File No. 333-126399, the "Effective Registration Statement"), declared effective by the Securities and Exchange Commission ("SEC") on November 2, 2005;

      C. As a consequence of the Mandatory Registration obligations and Liquidated Damages provisions, Pubco has been required under Generally Accepted Accounting Principles to record a liability on its balance sheet relating to the Pubco Warrants and an expense on its statement of operations reflecting the change in fair value of such warrant liability;

      D. It is the belief of Pubco's management that such warrant liability and expense relating to the Mandatory Registration obligation and Liquidated Damages provisions limits Pubco's opportunity to be listed on either the American Stock Exchange or the NASDAQ SmallCap Market; and

      E. In order to permit Pubco to reclassify the accounting treatment of the Pubco Warrants to additional paid in capital and thereby remove the above-referenced warrant liability and expense from its balance sheet and statement of operations, the parties hereto agree to amend the Original Agreement to delete the Mandatory Registration obligation and the Liquidated Damages provisions and in partial consideration therefor grant "piggy-back" registration rights to the Holders, all upon the terms and conditions of this Amendment;

      NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants hereinafter set forth and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      SECTION 1. Defined Terms. Capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings ascribed to them in the Original Agreement.

      SECTION 2. Amendments.

            (a) The obligation of Pubco to register the Registrable Securities pursuant to Section 2(a) of the Original Agreement is hereby amended to delete such obligation of Pubco;

            (b) The Original Agreement is hereby amended to delete Section 2(b) (Filing Default Liquidation Damages) and Section 2(c) (Effectiveness Default Liquidation Damages) of the Original Agreement.

            (c) Notwithstanding the foregoing amendments, Pubco agrees to use its commercially reasonable best efforts to maintain the effectiveness of the Effective Registration Statement for the period specified in the Original Agreement and the Holders shall remain obligated to satisfy their respective obligations under the Original Agreement relating to the Effective Registration Statement.

            (d) The Original Agreement is hereby amended to add the following two subsections to Section 2 of the Original Agreement:

                  "(g) "Piggy-Back" Registration. If (but without any obligation to do so) Pubco proposes to register (including for this purpose a registration effected by Pubco for stockholders other than the Holders) any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in Pubco stock plan, a registration with respect solely to a corporate reorganization or other transaction under Rule 145 of the Securities Act, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Pubco Stock being registered is Pubco Stock issuable upon exercise of debt securities which are also being registered), Pubco shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by Pubco, Pubco shall, subject to the provisions of Section 2(h), cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered. The registration rights granted to a Holder pursuant to this paragraph shall terminate with respect to such Holder on the date when all of the Registrable Securities of such Holder covered by the Effective Registration Statement or an effective registration statement under this paragraph (a) have been sold pursuant to the Effective Registration Statement or such other registration statement or an exemption from the registration requirements of the Securities Act or (b) may be sold without any volume or other restrictions pursuant to Rule 144(k).

                  (h) Underwriting Requirements. In connection with any registered offering under Section 2 hereof involving an underwriting of shares of Pubco's capital stock, Pubco shall not be required to include any of the Holders' Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between Pubco and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by Pubco. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities that may be sold other than by Pubco that the underwriters determine in their sole discretion is


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

      compatible with the success of the offering, then Pubco shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders, provided, however, that with respect to Pubco's IPO (defined below), all Registrable Securities may be excluded). For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a Holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder", and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder", as defined in this sentence. The term "IPO" means the first underwritten public offering of Pubco's Stock registered under the Securities Act, other than a registration relating solely to a transaction under Rule 145 under the Securities Act or to an employee benefit plan of Pubco."

      SECTION 3. Effectiveness of Amendments. In accordance with Section 6(d) of the Original Agreement, this Amendment shall not be effective unless and until executed by Pubco and the Holders of at least sixty-six percent (66%) of the outstanding Registrable Securities (assuming the exercise of all Pubco Warrants, whether exercised or not).

      SECTION 4. Representations and Warranties.

            (a) Each of the undersigned parties (other than Pubco) hereby affirms and remakes to Pubco all of the representations and warranties set forth in the Subscription Agreement and in the Investor Questionnaire executed by such party as of May 5, 2005.

            (b) Without limiting the generality of the foregoing, each of the undersigned parties (other than Pubco) hereby represents and warrants to Pubco that he, she or it is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

            (c) Each of the undersigned parties (other than Pubco) hereby represents and warrants to Pubco that such party has read Pubco's Form SB-2 (SEC File No. 333-126399), declared effective by the SEC on November 2, 2005, and the prospectus contained therein as supplemented by Prospectus Supplement No. 1 dated November 14, 2005 and Prospectus Supplement No. 2 dated January 6, 2006, and has been given the opportunity to ask any questions of and receive answers from Pubco with respect thereto.

      SECTION 5. Ratification of Original Agreement. Except as modified by the terms of this Amendment, the Original Agreement is hereby ratified and confirmed in its entirety, and shall remain in full force and effect in accordance with its terms.

      SECTION 6. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Each party hereto confirms that any facsimile copy of such party's executed counterpart of this Amendment (or its signature page thereof) shall be deemed to be an executed copy thereof.


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      SECTION 7. Governing Law. This Amendment shall be governed by the laws of the State of California (other than its rules of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby).

      SECTION 8. Counsel. EACH OF THE UNDERSIGNED PARTIES ACKNOWLEDGES THAT HE, SHE OR IT HAS BEEN ADVISED TO CONSULT SUCH PARTY'S LEGAL AND FINANCIAL ADVISORS WITH RESPECT TO THE TERMS AND CONDITIONS OF THIS AMENDMENT AND HAS BEEN GIVEN THE OPPORTUNITY TO DO SO.

      SECTION 9. Entire Agreement. The Original Agreement (including any and all annexes, exhibits and schedules thereto), as amended by this Amendment, constitute the entire agreement of the parties hereto with respect to the subject matter thereof and hereof, and supersede all prior agreements and understandings of the parties, oral and written, with respect to the subject matter thereof and hereof.

      SECTION 10. Other General. The recitals hereto are a material part hereof and are incorporated in this Amendment by reference as if fully set forth herein. Captions and headings are for convenience only, are not deemed to be part of this Amendment and shall not be used in the interpretation of this Amendment.

                               [Signatures follow]









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

      IN WITNESS WHEREOF, the parties have executed this Amendment to Registration Rights Agreement effective as of the date first set forth above.

                                  PUBCO:

                                  BIONOVO, INC.
                                  (a Delaware corporation)


                                  By:_____________________________
                                  Name:___________________________
                                  Title:__________________________


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

      IN WITNESS WHEREOF, the parties have executed this Amendment to Registration Rights Agreement effective as of the date first set forth above.

                                  HOLDER:

                                  If Holder is an Entity:


                                  ______________________________________________
                                  Print Name of Entity


                                  By (signature):_______________________________
                                  Name (print):_________________________________
                                  Title:________________________________________


                                  If Holder(s) is an Individual(s):


                                  Signature:____________________________________
                                  Print Name:___________________________________


                                  Signature:____________________________________
                                  Print Name:___________________________________


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